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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): January 16, 2002


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


   MARYLAND                        0-16421                       52-1518642
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 5, 6, 8 AND 9.       NOT APPLICABLE.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
             ---------------------------------------------

      (a) On January 16, 2002, the Registrant's Board of Directors, at the recommendation of its Audit Committee, dismissed PricewaterhouseCoopers LLP, as the Registrant's certifying accountants. The dismissal of PricewaterhouseCoopers LLP was to be effective upon the completion of its independent audit of the Registrant's financial statements for the year ended December 31, 2001. The dismissal was reported in the Registrant's Form 8-K, Item 4 (a), filed with the Securities and Exchange Commission on January 23, 2002. PricewaterhouseCoopers LLP has completed all activities related to its independent audit of the Registrant's financial statements for the year ended December 31, 2001 and its dismissal as the Registrant's certifying accountants is therefore effective. PricewaterhouseCoopers LLP will continue to perform certain other services for the Registrant including services relating to the Registrant's employee benefit plans and income tax returns.

             The report of PricewaterhouseCoopers LLP on the financial statements of the Registrant for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

             During the Registrant's two most recent fiscal years and through the date of termination of the engagement of PricewaterhouseCoopers LLP, the Registrant was not in disagreement with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused
PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its report.

             The required letter from PricewaterhouseCoopers LLP with respect to the above statements is attached as Exhibit 16 hereto.

      (b) On February 22, 2002, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged KPMG LLP as the Registrant's certifying accountants for the Registrant's fiscal year ended December 31, 2002. The Registrant has not consulted with KPMG LLP during the Registrant's two most recent fiscal years nor during any subsequent interim period prior to KPMG LLP's engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements. The appointment of KPMG LLP was reported in the Registrant's Form 8-K , Item 4(b), filed with the Securities and Exchange Commission on February 27, 2002.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

      (a)    Financial statements of businesses acquired.   Not applicable

      (b)    Pro forma financial information.            Not applicable

      (c)    Exhibits

             Exhibit 16      Letter  of  PricewaterhouseCoopers  LLP dated March
             28, 2002.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PROVIDENT BANKSHARES CORPORATION


                             By:      /s/ Peter M. Martin
                                      -----------------------------------------
                                      Peter M. Martin
                                      Chairman of the Board and Chief Executive
                                      Officer

Date:   March 28, 2002





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                                  EXHIBIT LIST


Exhibit No.                      Description
-----------                      -----------

16                               Letter from PricewaterhouseCoopers LLP dated
                                 March 28, 2002





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